Offerings - Offering: 1	Aug. 17, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	10,629
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 10,629,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,467.86
Offering Note	Fee per Rule 457(r)